UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 13, 2017

MACROGENICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9704 Medical Center Drive, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (301) 251-5172

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Corporate Governance and Management

On November 13, 2017, the Board of Directors (the "Board") of MacroGenics, Inc. (the "Company") approved the appointment of Jay Siegel, M.D. to serve as a director on the Board, effectively immediately. Dr. Siegel has been designated a Class I director to hold office until the Company's 2020 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified, or until his earlier resignation or removal. To accommodate the appointment, the Board increased the number of directors that constitute the Board from eight to nine.

Consistent with the Company's Director Compensation Program for non-employee directors, as described under the heading "Director Compensation" in the Company's most recent proxy statement filed with the Securities and Exchange Commission on April 4, 2017, Dr. Siegel will receive an annual retainer of $35,000, which will be prorated from the date of his appointment to the Board. In addition, upon appointment to the Board, Dr. Siegel has been granted an option to purchase 20,000 shares of the Company's common stock at an exercise price of $17.85 per share, the closing market price of the Company's common stock on the date of grant, and vesting in 12 substantially equal monthly portions beginning on the first monthly anniversary of the date of grant, subject to Dr. Siegel's continued service on the Board through each vesting date.

There are no arrangements or understandings between Dr. Siegel and any other person pursuant to which Dr. Siegel was selected as a director, and there are no transactions in which the Company is a party and in which Dr. Siegel has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

 A copy of the press release announcing the appointment of Dr. Siegel to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated November 15, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2017	MACROGENICS, INC.
	By:	/s/ Jeffrey Peters Jeffrey Peters Vice President and Acting General Counsel